UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 9, 2019

MELINTA THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-35405	45-4440364
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

44 Whippany Rd, Ste 280, Morristown, NJ	07960
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (908) 617-1309

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Common Stock, $0.001 Par Value	MLNT	Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On August 9, 2019, Melinta Therapeutics, Inc. (the “Company”) issued a press release announcing its results for its second quarter ended June 30, 2019. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Kevin Ferro resigned from the Board of Directors (the “Board”) and all committees of the Board of the Company effective August 5, 2019. Mr. Ferro’s resignation did not involve any disagreement with the Company on any matter relating to the Company's operations, policies or practices. The Company and the Board wish to thank Mr. Ferro for his many years of dedicated service.
John H. Johnson resigned from his position as chief executive officer (“CEO”) of the Company effective August 5, 2019. Mr. Johnson will serve as acting CEO for at least thirty days to work through the transition, including the search process and appointment of a permanent successor. Mr. Johnson also resigned from the Board and all committees of the Board effective August 5, 2019. Mr. Johnson’s decision to resign is due to changes in the Company’s circumstances and in order to pursue other opportunities and not because of a disagreement with the Company on any matter relating to the Company's operations, policies or practices.
In connection with Mr. Johnson's resignation, the Company expects to enter into a separation and release agreement with Mr. Johnson that will include the provision of consulting services by Mr. Johnson to the Company for a period of at least six months and such other terms as may be mutually agreed upon between the Board and Mr. Johnson. A copy of any such separation and release agreement will be filed as an exhibit in a subsequent filing.
David Gill, a current member of the Board of the Company, has been named chairman of the Board, effective August 5, 2019.
On August 9, 2019, the Company issued a press release announcing the changes to the composition of the Board and executive management team. A copy of the Company’s press release is attached as Exhibit 99.2 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.
99.1	Press Release titled “Melinta Therapeutics Reports Second Quarter 2019 Financial Results and Provides Business Update,” dated August 9, 2019.
99.2	Press Release titled "Melinta Therapeutics Names David Gill as Chairman and Announces CEO Succession Plan," dated August 9, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Melinta Therapeutics, Inc..

By:	/s/ Peter J. Milligan
Peter J. Milligan
Chief Financial Officer

Dated: August 9, 2019